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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




         Date of Report (date of earliest event reported): May 14, 1999



                            TRANSOCEAN OFFSHORE INC.
             (Exact name of registrant as specified in its charter)


            CAYMAN ISLANDS                           1-7746                                N/A

    (State or other jurisdiction of               (Commission                       (I.R.S. Employer
    incorporation or organization)                File Number)                     Identification No.)




                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 871-7500

                        TRANSOCEAN OFFSHORE (TEXAS) INC.
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

        On May 17, 1999, Transocean Offshore Inc. issued a press release (the "Press Release") announcing the completion of its corporate reorganization. In the reorganization, (i) Transocean Offshore Inc., a Delaware corporation ("Transocean-Delaware"), merged with and into Transocean Offshore (Texas) Inc., a Texas corporation ("Transocean-Texas"), (ii) following such merger, Transocean-Texas converted to and registered by way of continuation as a Cayman Islands exempted company limited by shares named "Transocean Offshore Inc." ("Transocean-Cayman") and (iii) following such conversion and continuation, Transocean-Cayman contributed a significant portion of its assets to a newly formed Delaware subsidiary. The Press Release is included as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

        As a result of the completed reorganization, Transocean-Cayman became the successor corporation to Transocean- Delaware under the Securities Exchange Act of 1934, as amended, with respect to its common stock, and will succeed to Transocean-Delaware's reporting obligations thereunder. Pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the ordinary shares of Transocean-Cayman are deemed to be registered under paragraph (b) of Section 12 of the Exchange Act.

        Set forth below is a description of authorized shares of Transocean-Cayman.

             DESCRIPTION OF AUTHORIZED SHARES OF TRANSOCEAN-CAYMAN

        The following discussion is a summary of Transocean-Cayman's share capital. This summary is not complete and is subject to the complete text of Transocean-Cayman's memorandum of association (the "memorandum") included as
Exhibit 4.1 hereto (incorporated herein by reference), and its articles of association (the "articles") included as Exhibit 4.2 hereto (incorporated herein by reference). The reorganization is described in Transocean-Texas' Registration Statement on Form S-4 (Registration No. 333-75899) dated April 8, 1999.

AUTHORIZED SHARE CAPITAL

        Transocean-Cayman's memorandum provides that its authorized share capital is US$6,500,000, divided into 150,000,000 ordinary shares, par value US$0.01, and 50,000,000 shares, par value US$0.10, which shares may be designated and created as shares of any other classes or series of shares with the respective rights and restrictions determined by action of the board of directors.

VOTING

        The holders of Transocean-Cayman's ordinary shares are entitled to one vote per share other than on the election of directors.





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        With respect to the election of directors, each holder of
Transocean-Cayman's ordinary shares entitled to vote at the election has the right to vote, in person or by proxy, the number of shares held by him for as many persons as there are directors to be elected and for whose election that holder has a right to vote. The directors are divided into three classes, with only one class being up for election each year. Directors are elected by a plurality of the votes cast in the election. Cumulative voting, for the election of directors, is prohibited by Transocean-Cayman's articles.

        There are no limitations imposed by Cayman Islands law or Transocean-Cayman's articles on the right of nonresident shareholders to hold or vote their Transocean-Cayman ordinary shares.

        The rights attached to any separate class or series of shares, unless otherwise provided by the terms of the shares of that class or series, may be varied only with the consent in writing of the holders of all of the issued shares of that class or series or by a special resolution passed at a separate general meeting of holders of the shares of that class or series. The necessary quorum for that meeting is the presence of holders of at least a majority of the shares of that class or series. Each holder of shares of the class or series present, in person or by proxy, will have one vote for each share of the class or series of which he is the holder. Outstanding shares will not be deemed to be varied by the creation or issue of further shares that rank in any respect prior to or equivalent with those shares.

        Under Cayman Islands law, some matters, like altering the memorandum or the articles, changing the name of Transocean-Cayman, voluntarily winding up the company or resolving to be registered by way of continuation in a jurisdiction outside the Cayman Islands, require approval of shareholders by a special resolution. A special resolution is a resolution (1) passed by the holders of two-thirds of the shares voted at a general meeting or (2) approved in writing by all shareholders of a company entitled to vote at a general meeting of the company.

QUORUM FOR GENERAL MEETINGS

        The presence of shareholders, in person or by proxy, holding at least a majority of the issued shares generally entitled to vote at a meeting is a quorum for the transaction of most business. However, different quorums are required in some cases to approve a change in Transocean-Cayman's articles.

        Shareholders present in person or by proxy holding at least 95% of the issued shares entitled to vote at a meeting are the required quorum at a general meeting to consider or adopt a special resolution to amend, vary, suspend the operation of or disapply any of the following provisions of the articles:

o            Section 17 -- which relates to the convening of general meetings;

o Section 19 -- which relates to proceedings and procedures at general meetings;

o Section 21.1 -- which relates to the election and appointment of directors;





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o            Section 26 --  which requires shareholders to approve the sale, lease or exchange of all or substantially all of Transocean-Cayman's property or assets; or

o Section 27 -- which requires shareholders to approve business combinations with interested shareholders (with the exceptions described below).

        However, shareholders present in person or by proxy holding at least a majority of the issued shares entitled to vote at the meeting are a quorum if:

o a majority of the board of directors has, at or prior to the meeting, recommended a vote in favor of the special resolution; and

o in the case of a special resolution to amend, vary, suspend the operation of or disapply Section 27 of the articles, other than a special resolution referred to below, the favorable board of directors' recommendation is made at a time where a majority of the board of directors then in office were directors prior to any person becoming an interested member during the previous three years or were recommended for election or elected to succeed those directors by a majority of those directors.

             In addition, shareholders present in person or by proxy holding at least a majority of the issued shares entitled to vote at a meeting are also the required quorum to consider or adopt a special resolution to delete Section 27 of the articles if:

o the resolution will not be effective until 12 months after the passing of the resolution; and

o the restriction in Section 27 of the articles will otherwise continue to apply to any business combination between Transocean-Cayman and any person who became an interested shareholder on or prior to the passing of the resolution.

The shareholders present at a duly constituted general meeting may continue to transact business until adjournment, despite the withdrawal of shareholders that leave less than a quorum.

DIVIDEND RIGHTS

Subject to any rights and restrictions of any other class or series of shares, the board of directors may, from time to time, declare dividends on the shares issued and authorize payment of the dividends out of Transocean-Cayman's lawfully available funds. The board of directors may declare that any dividend be paid wholly or partly by the distribution of shares of Transocean-Cayman and/or specific assets.





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RIGHTS UPON LIQUIDATION

        Upon the liquidation of Transocean-Cayman, after the full amounts that holders of any issued shares ranking senior to the ordinary shares as to distribution on liquidation or winding up are entitled to receive have been paid or set aside for payment, the holders of Transocean-Cayman's ordinary shares are entitled to receive, pro rata, any remaining assets of Transocean-Cayman available for distribution to the holders of ordinary shares. The liquidator may deduct from the amount payable in respect of those ordinary shares any liabilities the holder has to or with Transocean-Cayman. The assets received by the holders of Transocean-Cayman ordinary shares in a liquidation may consist in whole or in part of property. That property is not required to be of the same kind for all shareholders.

NO SINKING FUND

        The Transocean-Cayman ordinary shares have no sinking fund provisions.

NO LIABILITY FOR FURTHER CALLS OR ASSESSMENTS

        The Transocean-Cayman shares issued in the reorganization are duly and validly issued, fully paid and nonassessable.

NO PREEMPTIVE RIGHTS

        Holders of ordinary shares will have no preemptive or preferential right to purchase any securities of Transocean- Cayman.

REDEMPTION AND CONVERSION

        The Transocean-Cayman ordinary shares are not convertible into shares of any other class or series or be subject to redemption either by Transocean-Cayman or the holder of the shares.

REPURCHASE

        Under Transocean-Cayman's articles, Transocean-Cayman may purchase any issued ordinary shares in the circumstances and on the terms as are agreed by Transocean-Cayman and the holder of the shares. Transocean-Cayman may, from time to time, with the agreement of a holder, purchase all or part of the holder's ordinary shares whether or not Transocean-Cayman has made a similar offer to all or any other of the holders of ordinary shares.





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RESTRICTIONS ON TRANSFER

        Subject to the rules of any stock exchange on which the ordinary shares may be listed, the board of directors may, in its absolute discretion and without assigning any reason, decline to register any transfer of shares.

OTHER CLASSES OR SERIES OF SHARES

        The board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of issue of that class or series, to provide from time to time for the issuance of other classes or series of shares and to establish the characteristics of each class or series, including the number of shares, designations, relative voting rights, dividend rights, liquidation and other rights, redemption, repurchase or exchange rights and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

COMPULSORY ACQUISITION OF SHARES HELD BY MINORITY HOLDERS

        An acquiring party is generally able to acquire compulsorily the ordinary shares of minority holders in one of two ways:

o By a procedure under the Companies Law of the Cayman Islands (the "Companies Law") known as a "scheme of arrangement." A scheme of arrangement is made by obtaining the consent of the Cayman Islands corporation, the consent of the court and approval of the arrangement by holders of ordinary shares (1) representing a majority in number of the shareholders present at the meeting held to consider the arrangement and (2) holding at least 75% of all the issued ordinary shares other than those held by the acquiring party, if any. If a scheme of arrangement receives all necessary consents, all holders of ordinary shares of a company would be compelled to sell their shares under the terms of the scheme of arrangement.

o By acquiring pursuant to a tender offer 90% of the ordinary shares not already owned by the acquiring party (the "offeror"). If an offeror has, within four months after the making of an offer for all the ordinary shares not owned by the offeror, obtained the approval of not less than 90% of all the shares to which the offer relates, the offeror may, at any time within two months after the end of that four month period, require any nontendering shareholder to transfer its shares on the same terms as the original offer. In those circumstances, nontendering shareholders will be compelled to sell their shares, unless within one month from the date on which the notice to compulsorily acquire was given to the nontendering shareholder, the nontendering shareholder is able to convince the court to order otherwise.





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TRANSFER AGENT

        The transfer agent and registrar for the ordinary shares is The Bank of New York.

ANTI-TAKEOVER PROVISIONS

        Transocean-Cayman's articles have provisions that could have an anti-takeover effect. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors and to discourage transactions that may involve an actual or threatened change of control of Transocean-Cayman.

        The articles provide that Transocean-Cayman's board of directors will be divided into three classes serving staggered three-year terms. Directors can be removed from office only for cause, as defined in the articles, by the affirmative vote of the holders of a majority of the issued shares generally entitled to vote. The board of directors does not have the power to remove directors. Vacancies on the board of directors may only be filled by the remaining directors and not by the shareholders. Each of these provisions can delay a shareholder from obtaining majority representation on the board of directors.

        The articles provide that the board of directors will consist of not less than two nor more than twelve persons, the exact number to be set from time to time by a majority of the whole board of directors. Accordingly, the board of directors, and not the shareholders, has the authority to determine the number of directors and could delay any shareholder from obtaining majority representation on the board of directors by enlarging the board of directors and filling the new vacancies with its own nominees until a general meeting at which directors are to be appointed.

        The articles establish an advance notice procedure that must be followed by shareholders if they wish to nominate candidates for election as directors or propose any business at an annual general meeting of shareholders. The articles provide generally that, if a shareholder desires to propose any business at an annual general meeting, that shareholder must give notice not less than 90 days prior to the anniversary of the originally scheduled date of the immediately preceding annual general meeting. However, if the date of the forthcoming annual general meeting is more than 30 days before or after the anniversary date, the deadline is the close of business on the tenth day after public disclosure of the meeting date. In each case, the notice must contain specified information concerning the shareholder submitting the proposal.

        Subject to the terms of any other class of shares in issue, any action required or permitted to be taken by the holders of Transocean-Cayman's ordinary shares must be taken at a duly called annual or special general meeting of shareholders unless taken by written consent of all holders of ordinary shares. Special general meetings may only be called by a majority of the entire board of directors.

        The board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of issue of a class or series, to from





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time to time issue any other classes or series of shares with the designations and relative powers, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption as they consider fit. The board of directors could authorize the issuance of preference shares with terms and conditions that could discourage a takeover or other transaction that holders of some or a majority of the ordinary shares might believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares. No preference shares have been established as of the date of this document.

        The special quorum provisions contained in the articles require the holders of 95% of all the voting shares to be present, in person or by proxy, at a general meeting to consider or adopt a special resolution to amend, vary, suspend the operation of or disapply the following provisions of the articles, unless a majority of the board of directors has recommended that the shareholders vote in favor of the special resolution:

o            Section 17 - which relates to the convening of general meetings;

o Section 19 - which relates to proceedings and procedures at general meetings;

o Section 21.1 - which relates to the election and appointment of directors;

o Section 26 - which generally requires shareholders to approve the sale, lease or exchange of all or substantially all of Transocean-Cayman's property or assets; or

o Section 27 - which requires shareholders to approve business combinations with interested members. (For a description of exceptions to the quorum requirements to amend Section 27, see the discussion under the heading "Quorum for General Meetings" above.)

        As a Cayman incorporated company, Transocean-Cayman is not subject to
Section 203 of the Delaware General Corporation Law, which restricts business combinations with interested shareholders. However, the articles contain provisions that largely mirror the intention of Section 203 and generally prohibit "business combinations" between Transocean-Cayman and an "interested shareholder." Specifically, "business combinations" between an interested member and Transocean-Cayman are prohibited for a period of three years after the time the interested member acquired its shares, unless:

o the business combination or the transaction resulting in the person becoming an interested member is approved by the board of directors prior to the date the interested member acquired shares;

o the interested member acquired at least 85% of Transocean-Cayman's shares in the transaction in which it became an interested member; or





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o            the business combination is approved by a majority of the board of directors and by the affirmative vote of disinterested shareholders holding at least two-thirds of the shares generally entitled to vote.

             "Business combinations" is defined broadly to include mergers, consolidations of majority owned subsidiaries, sales or other dispositions of assets having an aggregate value in excess of 10% of the consolidated assets of Transocean-Cayman, and most transactions that would increase the interested shareholder's proportionate share ownership in Transocean-Cayman.

             "Interested member" is defined as a person who, together with any affiliates and/or associates of that person, beneficially owns, directly or indirectly, 15% or more of the issued voting shares of Transocean-Cayman.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             The following exhibits are filed herewith:

  *  4.1        Memorandum  of Association  of Transocean-Cayman  (incorporated
                by  reference   to Annex  B   to  the  proxy
                statement/prospectus  included  in   Transocean-Texas'
                Registration Statement on  Form S-4 (Registration  No.
                333-75899)  dated April  8, 1999)

  *  4.2        Articles of Association  of Transocean-Cayman (incorporated by reference to Annex C to the proxy statement/prospectus included in Transocean-Texas' Registration Statement on Form
                S-4 (Registration No. 333-75899) dated April 8, 1999)

    99.1        Press Release of Transocean Offshore Inc. dated May 17, 1999.





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                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        TRANSOCEAN OFFSHORE INC.


Date: May 17, 1999                      By:  /s/ Robert L. Long
                                           -------------------------------------
                                           Robert L. Long
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer





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                                 EXHIBIT INDEX

Item No.
--------

  *  4.1        Memorandum ofAssociation of Transocean-Cayman (incorporated by reference to Annex B to the proxy statement/prospectus included in Transocean-Texas' Registration Statement on Form S-4 (Registration No. 333-75899) dated April 8, 1999)

  *  4.2        Articles of Association of Transocean-Cayman (incorporated by reference to Annex C to the proxy statement/prospectus included in Transocean-Texas' Registration Statement on Form
                S-4 (Registration No. 333-75899) dated April 8, 1999)

    99.1        Press Release of Transocean Offshore Inc. dated May 17, 1999





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